Summary Prospectus Supplement	November 30, 2010

Putnam Absolute Return 300 Fund

The fund’s summary prospectus is supplemented as follows:

Effective November 1, 2010, Putnam Investment Management LLC (Putnam Management) and the fund’s Board of Trustees have agreed to limit the fund’s total expenses through at least February 28, 2012, so that the fund’s total expenses (before any performance adjustment to the fund’s management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) will not exceed an annual rate of 0.60% of the fund’s average net assets.

The Annual fund operating expenses table (along with the table’s third and fourth footnotes) in the Fees and expenses section are revised as follows:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

				Total
				annual		Total annual fund
		Distribution		fund	Expense	operating expenses
Share	Management	and service	Other	operating	reimburse-	after expense
class	fees***	(12b-1) fees	expenses	expenses	ment	reimbursement****

Class A	0.61%	0.25%	0.22%	1.08%	(0.20)%	0.88%

Class B	0.61%	0.45%	0.22%	1.28%	(0.20)%	1.08%

Class C	0.61%	1.00%	0.22%	1.83%	(0.20)%	1.63%

Class M	0.61%	0.30%	0.22%	1.13%	(0.20)%	0.93%

Class R	0.61%	0.50%	0.22%	1.33%	(0.20)%	1.13%

Class Y	0.61%	N/A	0.22%	0.83%	(0.20)%	0.63%

*** The fund’s management fee reflects (i) a base fee (ii) plus or minus a performance adjustment based on the fund’s performance relative to a securities market index, under a new management contract effective 2/1/10. See Who oversees and manages the funds? in the fund’s prospectus for further information about the determination of the fund’s management fee. The management fee (i) is restated to reflect a projected base fee determined using recent (10/31/10) net assets and (ii) reflects the application of a performance adjustment of 0.03% of the fund’s average net assets for its fiscal year ended 10/31/10.

**** Reflects Putnam Management’s contractual obligation, effective 11/1/10 through at least 2/28/12, to limit total annual operating expenses (before any performance adjustment to the fund’s base management fee and excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) to an annual rate of 0.60% of the fund’s average net assets. This obligation may be modified or discontinued only with approval of the fund’s Board of Trustees.

The Example table in the Fees and expenses section is deleted in its entirety and replaced with the following disclosure:

Share class	1 year	3 years	5 years	10 years

Class A	$189	$420	$670	$1,386

Class B	$210	$386	$683	$1,473

Class B	$110	$386	$683	$1,473
(no redemption)

Class C	$266	$556	$972	$2,132

Class C	$166	$556	$972	$2,132
(no redemption)

Class M	$169	$412	$673	$1,422

Class R	$115	$402	$710	$1,584

Class Y	$64	$245	$441	$1,007

PUTNAM INVESTMENTS	265088 11/10